Exhibit 99.1

Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII) Adds Cornell Professor Khurram Afridi to Advisory Board

ITHACA, N.Y., June 15, 2021 /PRNewswire/ -- Odyssey Semiconductor Technologies, Inc. (“Odyssey”, “Odyssey Semiconductor”, or “the Company”), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride (GaN) processing technology, today announced the addition of Professor Khurram Afridi to the Company’s board of advisors.

Afridi is an associate professor of electrical and computer engineering at Cornell University where he conducts extensive research in power electronics and energy systems incorporating power electronic controls. Professor Afridi’s team of engineers at Cornell University has been studying many applications of GaN devices, including the concept of On-the-Go Charging for electric transportation.

“Professor Afridi is one of the country’s top experts on power electronics,” said Alex Behfar, Chairman and CEO of Odyssey Semiconductor. “Customers of our GaN-based vertical-conduction devices are focused on enabling higher efficiency, lower weight, and smaller size power electronic systems. As a member of our advisory board, Professor Afridi will help our team focus on specific device configurations for customers in power system applications such as Electric Vehicles (EVs) and solar energy.”

Professor Afridi holds multiple degrees, including a PhD in Electrical Engineering and Computer Science from MIT. He was previously the COO and CTO of Techlogix and has worked for JPL, Lutron, Philips, and Schlumberger. He is an associate editor of the IEEE Journal of Emerging and Selected Topics in Power Electronics. He received numerous awards for his work, most recently the 2016 National Science Foundation CAREER Award from NSF.

In addition to Professor Afridi, Odyssey reports a strong first half of the year. The Company announced in April it had raised $5 million (1.25 million shares at $4.00 per share) in a common stock private placement to further fund the development and production of high-voltage vertically conducting GaN power-switching devices. Odyssey has developed new GaN processing technology to produce high-voltage power switching devices that will break down long-standing performance barriers for high-power and high-voltage applications such as EVs, solar energy, power grids, and industrial motors.

In 2020, Odyssey began trading on the OTCQB Venture Market (the “OTCQB”) under ticker ODII and is focused on the premium power switching device market. The premium power switching device market, which is described as applications where silicon-based systems perform insufficiently, is projected to reach over $3.5 billion by 2025.

About Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII)

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), has developed a proprietary technology that will allow for gallium nitride (GaN) to replace silicon carbide (SiC) as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq.ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Company Contact:
Tel: +1-607-882-2754
info@odysseysemi.com

Media Contact:
Brad Hem
Brad@thedialoglab.com

SOURCE Odyssey Semiconductor